SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

For Core Equity Fund

I.  Reorganizations and Meeting of Shareholders

                The Wells Fargo Funds Trust Board of Trustees (the “Board”) has unanimously approved the reorganization of the specified fund (the “Target Fund”) listed in the table below into an existing Wells Fargo Advantage Fund (the “Acquiring Fund”) also listed in the table. The reorganization was proposed by Wells Fargo Funds Management, LLC (“Funds Management”), investment adviser to the Wells Fargo Advantage Funds.

Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Fund at a special meeting of the shareholders expected to be held in August 2011.  The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.

The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in August 2011. Prior to the reorganization, Target Fund shareholders may continue to purchase and redeem their shares subject to the limitations described in the Target Fund’s prospectus.

In connection with the reorganization, Funds Management anticipates that the sub-adviser to the Wells Fargo Advantage Core Equity Fund will begin aligning the Fund’s portfolio holdings to be consistent with the investment objective, principal investments and principal investment strategies of the Wells Fargo Advantage Opportunity Fund some time after the approval of the reorganization but in advance of the closing. During the period of time of such portfolio repositioning, the Wells Fargo Advantage Core Equity Fund may not achieve its investment objective and may deviate from its principal investments and principal investment strategies.

No shareholder action is necessary at this time. Additional information, including a description of the reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of the Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in July 2011. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered. Only shareholders of record as of the close of business on May 26, 2011 will receive the Prospectus/Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

II. Portfolio Management Change

                Effective May 19, 2011, Thomas D. Wooden, CFA will act as co-Portfolio Manager with Ann M. Miletti for the Core Equity Fund.  Mr. Wooden’s biographical description is included among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

“Mr. Wooden is jointly responsible for managing the Core Equity Fund, which he has managed since 2011. He is a portfolio manager on the Core Equity team at Wells Capital Management. Prior to joining Wells Capital Management in 2008, Mr. Wooden was an associate portfolio manager for Artisan Partners, LLC, where he began his investment industry career in 1999. Earlier, he was an F-15C Squadron Assistant Operations Officer, Weapons Officer and Instructor Pilot for the United States Air Force. Education: Bachelor's degree in business management, United States Air Force Academy. Mr. Wooden has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute.”

May 19, 2011                                                                                                                                                      LCAM051/P103SP2

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

ForCore Equity Fund

Effective May 19, 2011, Thomas D. Wooden, CFA will act as co-Portfolio Manager with Ann M. Miletti for the above-referenced Fund. The section “Portfolio Managers” beginning on page 40 of the Statement of Additional Information is amended to add the following information:

Management of Other Accounts. The following table(s) indicate the type of, number of, and total assets in accounts managed by the Portfolio Managers. The following table also indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts. Personal brokerage accounts of portfolio managers and their families are not reflected. Information presented regarding Total Assets Managed is as of March 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Wells Capital Management
Thomas D. Wooden	3	$187 million	0	$0	0	$0

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Wells Capital Management
Thomas D. Wooden	0	$0	0	$0	0	$0

Beneficial Ownership in the Funds.The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; and over $1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
Wells Capital Management
Thomas D. Wooden	Core Equity Fund	$0

May 19, 2011